Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Barclays Bank PLC (the “Barclays”) 1 Churchill Place

London E14 5HP

The Directors

Avon Finance No.1 PLC (the “Issuer”) Level 37, 25 Canada Square

London E14 5LQ

The Directors

Isle of Wight Home Loans Limited (the “Seller”) 1 Churchill Place

London E14 5HP

Barclays Bank PLC (the “Arranger” and the “Lead Manager”) 5 The North Colonnade

London E14 4BB

and the Other Managers (as defined in the engagement letter)

10 July 2020

Dear Ladies and Gentlemen

Report of factual findings relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) by the Issuer (the “Securitisation”)

1.	This AUP report is produced in accordance the terms of our agreement dated 9 July 2020 (the “engagement letter”), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of Barclays, to the directors of the Issuer, to the directors of the Seller, to the Arranger, to the Lead Manager and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation.

3.	It is the responsibility of Barclays, the Issuer, the Seller, the Arranger, the Lead Manager and the Other Managers (or the Lead Manager on their behalf) to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

4.	It is the responsibility of Barclays to respond to the due diligence enquiries of the Arranger and the Lead Managers concerning servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arranger and the Lead Manager to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT
T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 4652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8.	You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password- protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.	Additionally, Barclays or the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of Barclays or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of Barclays.

11.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP Chartered Accountants London
10 July 2020

Appendix 1 to the AUP Report

1.	You have asked us to perform the following procedures:

(i)	report the results of our testing of certain static data fields (the “Static Data Fields”), performed on a sample of mortgage loans (the “Static Data Fields Sample”) selected from the Original Extraction File (as defined below) as at 30 April 2015 (the “Original Cut-Off Date”);

(ii)	report the results of our testing of a sample of dynamic data fields (the “Dynamic Data Fields Sample”) performed on a sample of mortgage loans (the “Dynamic Data Fields Sample”) selected from the Extraction File (as defined below) as at 31 May 2020 (the “Cut-Off Date”).

(iii)	identify which of the mortgage loans in the Static Data Fields Sample are included in the Extraction File and, for these mortgage loans, compare the Static Data Fields in the Original Extraction File with the corresponding data fields in the Extraction File. Where differences exist, obtain and explanation from the mortgage servicer in relation to these changes.

The details of the agreed upon procedures performed and the results are set out on the following pages. You have agreed the scope of the agreed upon procedures and of the sample sizes detailed below as being sufficient and appropriate for the purposes of this engagement.

2.	We have not performed any procedures to check that any data provided to us has been properly extracted from the Primary System of Record for the Mortgage.

(i)	Testing of Static Data Fields

3.	We selected a random sample of 458 mortgage loans (the “Primary Sample”) from a data file, listing account numbers for a pool of mortgage loans (the “Initial Sample File”) as at 30 April 2015 (the “Original Cut-Off Date”). Furthermore, we selected an additional random sample of 140 mortgage loans (the “Additional Sample”) from the Initial Sample File to be used in substitution for any of the mortgage loans included in the Primary Sample that had redeemed or is currently undergoing rearrangement between the Original Cut-Off Date and the date we performed our testing (May and June 2015).

4.	The size of the sample (the “Initial Selected Sample”) was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate;
•	1% maximum error rate.

Where any mortgage loan was not available due to redemption or was undergoing rearrangement at the time of our testing, this was replaced by a mortgage loan from the Additional Sample. 3 mortgage loans were redeemed between the Original Cut-Off Date and the date of our testing and were therefore replaced by mortgage loans from the Additional Sample.

5.	Certain mortgage loans were then removed from the Initial Sample File which were deemed by the originator to be ineligible. Of the mortgage loans removed, 6 mortgage loans were removed from the Primary Sample and replaced with mortgage loans from the Additional Sample. 2 mortgage loans were also removed from the Additional Sample. The remaining 452 loans from the Primary Sample and 6 loans from the Additional Sample represented the “Static Data Fields Sample”.

6.	We were then provided with an extraction file which detailed various attributes in relation to each mortgage loan in the Static Data Fields Sample, as at the Original Cut-Off Date (the “Original Extraction File”)

7.	In the procedures below, a “mortgage loan” is defined as the original advance together with any further advances. Where either an original or further advance has redeemed the mortgage loan is defined as all other advances that remain outstanding on the Original Cut-Off Date.

8.	For the avoidance of doubt the “Mortgage File” is the paper mortgage file, including original documents, photocopies, scans, and supplemented by specific items requested by ourselves from the FileNet image browser scanning system or from information reproduced from the Primary System of Record for the Mortgage (as defined below) at the time of our testing.

9.	Where we refer to the “Lending Policy”, this is defined as the lending policy provided to us for accounts originated between July 1997 and October 2008.

10.	For the purposes of our testing, the TAMAR system, the TAMAR Enquiries system, the ParkFile application and the FileNet image scanning system are the “Primary System of Record for the Mortgage”.

11.	For the purposes of our testing, the originators of the mortgage loans are referred to as “P” and “G”.

12.	The term “title deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

13.	The term “Valuation Report” refers to hard copy valuation reports and includes property assessments keyed directly by the Valuer into the Primary System of Record for the Mortgage or AVM (automated valuation model) valuations used to support the mortgage application, and also in certain limited circumstances the borrowers own estimation of value.

14.	When checking that attributes agreed to a source document, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Original Extraction File, or alternatively that some other unique identifier on the source document (such as an account number) agreed to that shown on the Original Extraction File. For the purposes of our testing, source documents were a combination of hard copy and scanned copy documents.

15.	When checking that a document bears a signature, we only checked the existence of a signature and make no representation on the integrity of the signature.

16.	Except as specified below, we did not undertake any procedures to check compliance of the mortgage loans with the corresponding originators’ origination or valuation policies and procedures, and did not perform any procedures on data fields appearing in the Original Extraction File other than as referred to below.

17.	In respect of the Static Data Fields Sample, we have performed the procedures described below.

Test	Description of Agreed Upon Procedures	Results
1.

Valuation Amount

For each mortgage loan, we compared the valuation amount on the Original Extraction File to the valuation amount on the Valuation Report included in the Mortgage File, which is closest to the Original Cut-Off Date.

We have reported as an exception all instances where there is a difference, except where the Valuation Report figure on the Original Extraction File was lower than the latest valuation figure in the Mortgage File, or where the valuation figure on the Original Extraction File exceeded the valuation figure in the Mortgage File by not more than £500.

Where an AVM report was used, we have not reported as an exception instances where the borrowers estimate was not within 10% of the AVM and the confidence score for the AVM was below the level set out in the appropriate Lending Policy if the amount on the Original Extraction File was lower than the valuation figure per the AVM report.

Four exceptions noted.

1.    PwC Sample ID: 354 – The Valuation Amount per the Original Extraction File is £105,000. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

2.    PwC Sample ID: 420 – The Valuation Amount per the Original Extraction File is £180,000. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

3.    PwC Sample ID: 297 – The Valuation Amount per the Original Extraction File is £60,000. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

4.    PwC Sample ID: 299 – The Valuation Amount per the Original Extraction File is £160,000. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM .

2.

Valuation Date

For each mortgage loan, we have reported as an exception instances where the valuation date on the Mortgage File is greater than 6 months prior to the date of the initial Offer of Advance, except where a further advance has been made.

If a second valuation was carried out on the property the original valuation amount and date of the valuation remained unchanged, unless there was a 10% difference in valuation amount from the original valuation. In such instances, an exception has not been noted if our testing was consistent with this assumption.

Four exceptions noted.

1.    PwC Sample ID: 354 – The Valuation Date per the Original Extraction File is 7 November 2006. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

2.    PwC Sample ID: 420 – The Valuation Date per the Original Extraction File is 22 January 2007. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

Test	Description of Agreed Upon Procedures	Results

Where a further advance had been made and the original valuation was over two years old, or if the total further advance exceeded 65%-75% of the original valuation (dependent upon the originator) we compared the valuation made in respect of the further advance, and reported as an exception instances where the valuation of the date on the Mortgage File in respect of the further advance was greater than 6 months prior to the date of the further Offer Of Advance.

We have not reported an exception for loans where the borrower’s estimate had been used for the valuation and this was in line with the relevant Lending Policy, and the date of the Application Form was within 15 days of the valuation date per the Original Extraction File.

3.    PwC Sample ID: 297 – The Valuation Date per the Original Extraction File is 23 April 2003. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

4.    PwC Sample ID: 299 – The Valuation Date per the Original Extraction File is 30 April 2003. The Valuation Report was not located in the scanned Mortgage File and the valuation method was not an AVM.

3.

Property Address (Out Code)

For each mortgage loan, we compared the ‘out code’ on the Original Extraction File to either the Valuation Report, the Certificate of Title (“COT”), the latest Offer of Advance contained in the Mortgage File or, if not available, the title deeds or any letter from the solicitor or further explanatory correspondence.

Two exceptions noted. 1. PwC Sample ID: 297 – The Out Code per the Original Extraction File is DE55. No documents could be located in the Mortgage File to validate the Out Code.
	We reported as an exception instances where there was a difference in the out codes recorded in the Original Extraction File.	2. PwC Sample ID: 299 – The Out Code per the Original Extraction File is NE6. No documents could be located in the Mortgage File to validate the Out Code.
4.

Property Address

For each mortgage loan, we compared the property address recorded on the COT, Draft KFI or Request For Funds Form (included within the Mortgage File and as updated by subsequent solicitor’s letters) or the Certificate of Insurance or the Legal Charge Certificate to the property address recorded on the latest Offer of Advance from the Mortgage File.

We have reported as an exception all instances where there was a difference, except where the difference related to an address which contained typographical errors (e.g. two letters reversed) in respect of the street name, but the other elements of the address were the same, or if the district had been inaccurately recorded but test 3 had been passed and the other elements of the address were the same).

Two exceptions noted.

1.    PwC Sample ID: 297 – No documents could be located in the Mortgage File to validate the Property Address.

2.    PwC Sample ID: 299 – No documents could be located in the Mortgage File to validate the Property Address.

Test	Description of Agreed Upon Procedures	Results

Where the property address was a new build, then this was not reported as an error if the plot number was provided on the Valuation Report but the COT or solicitor’s letter gave the full address. In all other cases we reported as an exception, except where there were differenced that clearly related to misspellings.

5.

Income Verification

For each mortgage loan originated by P, which was not described as being ‘Self Certified’ or ‘BTL’ in the Original Extraction File, we compared the income data in the Original Extraction File to the evidence of third party verification of income (which includes employers references, payslips, P60 Income Tax statements, accounts or an accountants letter signed by a suitably qualified accountant as described in the relevant Lending Policy).

For each such mortgage loan, we have reported as an exception all instances greater than £1 where there was a difference, except in those instances where multiple parties’ income data was provided on the Original Extraction File and the complete income verified for either party one or two was sufficient to meet the underwriting criteria or income in excess of that disclosed on the spreadsheet had been verified.

Where the mortgage loan was self-certified, as shown in the Original Extraction File, no test was performed.

For each mortgage loans originated by G, which were not recorded as ‘BTL’ in the Original Extraction File, we understand that income verification was not required at origination and therefore no test was performed.

Three exceptions noted.

1.    PwC Sample ID: 73 – Rental coverage was recalculated as 123% which is below the required rental coverage per the originator’s Lending Policy of 125%

2.    PwC Sample ID: 126 – Difference of £650 noted. Applicant 1 Income per the Original Extraction File is £14,911. Applicant 1 Income per the income verification was £14,621. Applicant 2 Income agreed without exception.

3.    PwC Sample ID: 299 – The mortgage loan is classified as BTL. We were unable to recalculate the Buy to Let coverage as no documents were available in the Mortgage File to recalculate the Rental coverage percentage.

Test	Description of Agreed Upon Procedures	Results

If such mortgage loan related to a buy to let mortgage application, the borrower was not required to self-certify or provide evidence of earnings. Legitimacy of investment was instead calculated based on monthly rental income being 125% of the monthly interest only mortgage payment. Monthly rental income was taken from the external verification provided on the Valuation Report or separate correspondence from the chartered surveyor and the interest only payment was calculated using the initial index rate or, where the Lending Policy as at the date of the latest Offer Of Advance permitted, an alternative index rate (such as the reversionary rate, Standard Variable Rate or relevant Bank of England Base Rate etc.) and the ‘Loan Requested Amount’ shown on the latest Offer of Advance which excluded administration fees.

Where the original Offer of Advance was not available, we used the interest rate and loan amount taken from the offer checklist produced by the underwriters. For each such mortgage loan we have reported as an exception cases where monthly rental income was less than 125% of the monthly interest only figure calculated on the 'Loan Requested Amount' shown in the latest Offer of Advance, or the offer checklist. We have not reported an exception where there was evidence of underwriter authorisation for Buy to Let cases that did not meet the minimum interest coverage ratio as prescribed in the relevant Lending Policy. We did not perform any procedures to verify the appropriateness of the underwriter’s authorisation.

For those mortgages loans which were classified on the Original Extraction File as:

•     For Buy to Let loans originated by P, having an Offer of Advance which were dated between February 2007 and November 2007, we have reported as an exception all cases where monthly rental income was less than 110% of the monthly interest only figure calculated on the 'Loan Requested Amount' found in the Offer Of Advance, or the offer checklist.

Test	Description of Agreed Upon Procedures	Results

•     For Buy to Let loans originated by G, having an Offer of Advance which were dated after October 2005 we have reported as an exception all cases where monthly rental income was less than 100% for mortgage loans classified on the Original Extraction File as “conforming” and 110% for “non- conforming”, of the monthly interest only figure calculated on the 'Loan Requested Amount' found in the Offer of Advance, or the offer checklist.

If the rental income was no more than £1 less than the required rental income, this was not reported as an exception. If the mortgage loan had been highlighted as an exception to Lending Policy, but there was evidence on the Mortgage File that the exception had been authorised by an appropriate person in accordance with Lending Policy, this has not been reported as an exception. If the mortgage loan was a HousePlus Product, then the omission of rental income has not been reported as an exception. We did not perform any procedures to verify the appropriateness of the underwriter’s authorisation or to validate that a mortgage loan was a HousePlus Product.

6.

County Court Judgements

For each mortgage loan originated by P, we compared the total number of CCJ’s (County Court Judgements) per the Original Extraction File to the number of CCJ’s per the Bank’s summary credit report, and have reported as an exception where these were different values, except where the number of CCJ’s on the summary credit report was less than the number per the Original Extraction File, or where confirmation had been obtained that the CCJ’s were incurred in a duration outside of underwriting criteria, or where there was evidence recorded on the Mortgage File (as evidenced by a note on the underwriting sheet explaining the rationale for granting the loan that there has been an application of discretion by a suitably authorised individual (determined by reference to a current organisational chart) in accordance with the Lending Policy).

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results

CCJ’s were not counted where they met any of the following criteria:

•      CCJ had been satisfied more than 6 months prior to the date of application;

•      CCJ was for amount less than £100, satisfied or not; or

•      CCJ was more than two years old at the date of completion.

(For the avoidance of doubt any further advance was not reported as an exception in connection with the recording of CCJ’s).

Where the summary credit report was not available, we compared the total number of CCJ’s per the Original Extraction File to the number of CCJ’s recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

For each mortgage loan originated by G, we compared the total number of CCJ’s per the Original Extraction File to the number of CCJ’s recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

7.

Repayment Method

We have compared the repayment method on the Original Extraction File to the repayment method in the latest offer or the draft KFI, included in the Mortgage File.

We have reported as an exception all instances where there was a difference, except where there was evidence (in the form of correspondence with the customer) on the Mortgage File that the repayment method agreed to that requested on the Mortgage Loan Application Form or had changed and that evidence supported the current repayment method on the Original Extraction File, including any change by virtue of, but not limited to, further advances, arrears action, or customer request.

Two exceptions noted.

1.    PwC Sample ID: 297 – The loan repayment method per the Original Extraction File was Capital & Interest. No documents could be located in the Mortgage File to validate the Repayment Method.

2.    PwC Sample ID: 299 – The loan repayment method per the Original Extraction File was Capital & Interest. No documents could be located in the Mortgage File to validate the Repayment Method.

8.	Loan Purpose We have compared the Loan Purpose description recorded on the Original Extraction File to the Loan Purpose description recorded on the Mortgage Loan Application Form.

Three exceptions noted.

1.    PwC Sample ID: 35 – Loan purpose per the Original Extraction File was BTL Refinance and Home Improvements. Loan purpose per the mortgage loan Application Form was not stated.

Test	Description of Agreed Upon Procedures	Results

Where there was a discrepancy, we have compared the Loan Purpose description recorded on the Original Extraction File to the Loan Purpose description recorded on the Mortgage File.

We have reported as an exception those cases where neither the Mortgage Loan Application Form nor the Mortgage File agreed to the information recorded in the Original Extraction File, except when the property was originally unencumbered prior to the mortgage advance.

2.   PwC Sample ID: 297 – Loan purpose per the Original Extraction File was Refinance Only. No documents could be located in the Mortgage File to validate the Loan Purpose.

3.    PwC Sample ID: 299 – Loan purpose per the Original Extraction File was Refinance Only. No documents could be located in the Mortgage File to validate the Loan Purpose.

9.

Signed Certificate of Title

For each mortgage loan, we have reported as an exception all cases where the COT or Request For Funds Form (included on the Mortgage File) had not been signed by the solicitor.

Certificates of Insurance do not need to be signed and we have been asked to assume that these bear the same information as a COT.

Land Registry Searches do not need to be signed and we have been asked to assume that these bear the same information as the COT.

Two exceptions noted.

1.     PwC Sample ID: 297 – The COT could not be located in the Mortgage File to validate the signature of the solicitor.

2.    PwC Sample ID: 299 – The COT could not be located in the Mortgage file to validate the signature of the solicitor.

10.

Mortgage Loan Application Form

a.    For each mortgage loan, we have inspected each Mortgage Loan Application Form (either the original, fax or photocopy of the original), for a signature in the space designated for the borrower signature(s), except where an electronic Application Form was used. We have reported as an exception if the Mortgage Loan Application was not signed in the space designated for the borrower signature(s), except where an electronic Application Form was used.

b.    We have compared the borrower’s name with that recorded on the COT, latest Offer of Advance, or solicitor’s letter of explanation. We have reported as an exception all cases where a review of the COT, latest Offer of Advance or solicitor’s letter of explanation cannot establish that the borrower is the applicant and property owner.

Sixteen exceptions noted.

1.    PwC Sample ID: 193 – The mortgage loan Application Form was missing for the Mortgage File. We were unable to validate the borrower’s signature.

2.    PwC Sample ID: 297 – The mortgage loan Application Form was missing for the Mortgage File. We were unable to validate the borrower’s signature.

3.    PwC Sample ID: 299 – The mortgage loan Application Form was missing for the Mortgage File. We were unable to validate the borrower’s signature.

Test	Description of Agreed Upon Procedures	Results
4. PwC Sample ID: 387 – The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.
5. PwC Sample ID: 406 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.
6. PwC Sample ID: 407 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.
7. PwC Sample ID: 408 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.
8. PwC Sample ID: 438 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.
9. PwC Sample ID: 439 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.
10. PwC Sample ID: 440 - The Mortgage Loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

Test	Description of Agreed Upon Procedures	Results

11.  PwC Sample ID: 442 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

12.  PwC Sample ID: 443 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

13.  PwC Sample ID: 446 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

14.  PwC Sample ID: 447 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

15.   PwC Sample ID: 449 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

16.  PwC Sample ID: 451 - The mortgage loan Application Form was electronically completed but had not been signed by the borrower. We noted there was a space for the borrower’s signature.

Mortgage servicer Comment: In some instances in the acquisition of loans from G, the originator provided a copy of the electronic Application Form which did not include a wet signature on the declaration page. This impacts thirteen of the sixteen exceptions identified.

Test	Description of Agreed Upon Procedures	Results
11.

Maximum Loan Term

For each mortgage loan, we have reported as an exception instances where the latest Offer of Advance or draft KFI on the Mortgage File had an original term of the loan exceeding 30 years. For mortgage loans originated by G, we have reported as an exception instances where the original term of the loan exceeded 35 years.

Two exceptions noted.

1.    PwC Sample ID: 297 – No documents could be located in the Mortgage File to validate the Maximum Loan Term.

2.    PwC Sample ID: 299 – No documents could be located in the Mortgage File to validate the Maximum Loan Term.

12.

Loan Term

For each mortgage loan, we have compared the term of each mortgage loan recorded per the Original Extraction File with the term recorded within the latest Offer of Advance or draft KFI. We have reported as an exception all instances where there was a difference, except where there was evidence, comprising of either a note of request on the Primary System of Record for the Mortgage system, or a letter of request from the borrower, on the Mortgage File that the repayment term was changed and that evidence within the Mortgage File supported the mortgage term recorded on the Original Extraction File, including any change by virtue of, but not limited to, further advances and customer request.

Two exceptions noted.

1.    PwC Sample ID: 297 – The Loan Term per the Original Extraction File was 180 months. No documents could be located in the Mortgage File to validate the Loan Term.

2.    PwC Sample ID: 299 – The Loan Term per the Original Extraction File was 240 months. No documents could be located in the Mortgage File to validate the Loan Term.

13.

Interest Rate Margin

For each mortgage loan, we have compared the margin over Index Rate included in the Original Extraction File for variable rate loans and the interest rate for fixed rate loans (whilst in their fixed rate period) to the interest rate recorded in the latest Offer of Advance, or the draft KFI. Where the fixed or discounted period has already expired, we have compared the variable reversionary rate with the Original Extraction File.

For regulated loans, before their first Index Rate reset, we have compared the margin to the Index Rate as at the offer date recorded in the Mortgage File.

Two exceptions noted.

1.    PwC Sample ID: 297 – No documents were available in the Mortgage File to validate the Interest Rate Margin.

2.    PwC Sample ID: 299 – No documents were available in the Mortgage File to validate the Interest Rate Margin.

Test	Description of Agreed Upon Procedures	Results

For fixed, discounted or regulated loans, we have reported as an exception all instances where there is a difference. For variable rate loans, we have reported as an exception all instances where there is a difference except for variable rate loans, where the margin on the Original Extraction File was lower than the margin on the Latest Offer of Advance.

For all fixed or discounted rate loans, we have compared the month in which the final fixed or discounted rate expires per the Original Extraction File with evidence on the Mortgage File (for example, the latest Offer of Advance letter).

14.

Loan Advance

For each mortgage loan, we have compared the ‘amount of advance’ recorded on the Original Extraction File to the ‘amount of advance’ recorded on the latest offer of initial advance or draft KFI included in the Mortgage File. Where a further advance had been made, we have agreed the amount of the further advance included in the Original Extraction File balance to the credit agreement on the Mortgage File.

We have reported as an exception all instances where there is a difference, except when it relates to property insurance or fees added to the loan. Where there was a difference, if this was less than £500 we have not reported this as an exception.

Two exceptions noted.

1.    PwC Sample ID: 297 – The Loan Advance Amount per the Original Extraction File was £51,000. No documents could be located in the Mortgage File to validate the Loan Advance Amount.

2.    PwC Sample ID: 299 – The Loan Advance Amount per the Original Extraction File was £110,000. No documents could be located in the Mortgage File to validate the Loan Advance Amount.

15.

Property Tenure

For each mortgage loan, we have compared the tenure of the property as recorded within the Original Extraction File with the tenure of property recorded in the COT. Where there was a difference, we have compared the tenure of the property as recorded within the Original Extraction File, with the tenure of property recorded within the title deeds or any letter from the solicitor, valuer (including Valuation Report), HMLR, Registrar of Scotland or Sasine Register showing tenure.

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results
We have reported as an exception all instances where the tenure of the property as recorded on the Original Extraction File was different from the actual tenure reported in the COT, title deeds or any letter from the solicitor, valuer or HMLR except where either the Original Extraction File has recorded the tenure of the property as ‘Feudal’ or ‘Absolute Ownership’ and where the tenure of the property reported on the COT, title deeds or any letter from the solicitor, valuer or HMLR is described as ‘Freehold’, or vice versa.
16.

Bankruptcy or Individual Voluntary Agreement

For each mortgage loan, where the Original Extraction File indicated that a borrower had not previously been made bankrupt or entered into a voluntary agreement, we have agreed that there were no entries relating to bankruptcy or voluntary arrangements within the lending criteria within the summary credit report on the Mortgage File. Where the Original Extraction File indicated that a borrower had previously been made bankrupt or entered into a voluntary agreement, we have not performed this test.

Where the summary credit report was not available, we have compared the entries relating to bankruptcy or voluntary arrangements per the Original Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the Primary System of Record for the Mortgage and report as an exception any differences noted.

For each mortgage loan originated by G, we have compared the entries relating to bankruptcy or voluntary arrangements per the Original Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

No exceptions noted.
17.

Completion Date

For each mortgage loan, we have compared the ‘completion date’ as recorded with the Original Extraction File (which represents the date on which the mortgage account was created on the Primary System of Record for the Mortgage) with evidence of the date upon which the mortgage funds were released on the Mortgage File.

Two exceptions noted.

1.    PwC Sample ID: 297 – The Loan Completion Date per the Original Extraction File was 12 May 2003. No documents could be located in the Mortgage File to validate the Loan Completion Date.

Test	Description of Agreed Upon Procedures	Results
	We have reported as an exception all instances where there was a difference of more than 14 days between the two dates.	2. PwC Sample ID: 299 – The Loan Completion Date per the Original Extraction File was 30 April 2003. No documents could be located in the Mortgage File to validate the Loan Completion Date.

(ii)	Testing of the Dynamic Data Fields

18.	On 10 July 2020, Barclays provided us with a data file entitled “May Accounts with Postcode and Tenure 3-7-2020.xlsx” (the “Extraction File”), detailing account numbers and various attributes in relation to a pool of mortgage loans as at 31 May 2020 (the “Cut-Off Date”). The mortgage loans in the Extraction File are a sub-set of the mortgage loans in the Original Extraction File.

19.	For the purposes of this testing, we selected a random sample of 447 mortgage loans (the “Initial Primary Dynamic Sample”) from the Extraction File. Furthermore, we selected an additional random sample of 13 mortgage loans (the “Additional Dynamic Sample”) from the Extraction File to be used in substitution for any of the mortgage loans included in the Primary Dynamic Sample that had redeemed or was currently undergoing rearrangement between the Cut-Off Date and the date we performed our testing.

20.	The size of the Initial Selected Dynamic Sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate;
•	1% maximum error rate.

Where any mortgage loan was not available due to redemption or was undergoing rearrangement at the time of our testing this was replaced by a mortgage loan from the Additional Sample. 13 mortgage loans were redeemed between the Cut-Off Date and the date of our testing and were therefore replaced by mortgage loans from the Additional Sample. The remaining 434 mortgage loans from the Primary Dynamic Sample and 12 mortgage loans from the Additional Dynamic Sample represented the “Selected Dynamic Sample”.

21.	For the purposes of the procedures below, the mortgage servicer provided us with screenshots from the Primary System of Record for the Mortgage.

22.	In respect of the Dynamic Data Fields Sample, we have performed the procedures described below.

Test	Description of Agreed Upon Procedures	Results
23.	Current Balance For each mortgage loan, we compared the outstanding Current Balance on the Extraction File to the outstanding current balance on the Primary System of Record for the Mortgage.	No exceptions noted.
24.

Arrears Balance

For each mortgage loan, we compared the outstanding Arrears Balance on the Extraction File to the outstanding arrears balance on the Primary System of Record for the Mortgage as at the Cut-Off Date by reconciling expected payments and payments received to the arrears balance shown as at the date of our testing.

No exceptions noted.

Test	Description of Agreed Upon Procedures	Results
25.	Current Interest Rate For each mortgage loan, we compared the Current Interest Rate on the Extraction File to the current interest rate on the Primary System of Record for the Mortgage.	No exceptions noted.
26.

Current Monthly Payment Due

For each mortgage loan, we compared the Current Monthly Payment Due on the Extraction File to the current monthly payment due on the Primary System of Record for the Mortgage.

No exceptions noted.
27.

Interest Rate Type

For each mortgage loan, we compared the Interest Rate Type on the Extraction File to the interest rate type on the Primary System of Record for the Mortgage.

All mortgage loans in the Selected Dynamic Sample had an interest rate type of “2” (Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank's standard variable rate (SVR), ECB reverting to Bank’s SVR).

We used the following mapping of the interest rate types on the Primary System of Record to the Interest Rate Type in the Extraction File provided by the mortgage servicer when performing the procedures:

No exceptions noted.

Primary System of Record	Extraction File
G A/L Base Mac	2
G Base (Changes
immediate)	2
G Misc Base	2
G Misc LIBOR	2
MAS SVR	2
MAS SVR + 1.00% (Tenancy)	2
P A/L Default Misc	2
P Misc Base 3.00% Floor	2
P Misc LIBOR	2
P SVR	2
P Variable (Base)	2

Test	Description of Agreed Upon Procedures	Results
28.

Interest Only / Repayment

For each mortgage loan, we compared the Interest Only / Repayment field on the Extraction File to the repayment type indicated on the Primary System of Record for the Mortgage.

No exceptions noted.
29.

Legal Final Maturity

For each mortgage loan, we compared the Legal Final Maturity on the Extraction File to the ‘Term End Date’ on the Primary System of Record for the Mortgage.

The mortgage servicer stated that the Date of Loan Maturity in the Extraction file is calculated during the extraction process based on the original term of the mortgage loan and the account open date (rather than being a direct feed from the Term End Date field on the Primary System of Record for the Mortgage, which in turn for P originated mortgage loans calculates the Term End Date based on the original term and the first payment date).

We have not reported an exception if the Date of Loan Maturity in the Extraction File was within 30 days of the ‘Term End Date’ shown on the Primary System of Record for the Mortgage.

No exceptions noted.
30.	Payment Holiday flag Y/N For each mortgage loan, we compared the Payment Holiday Flag on the Extraction File to the payment holiday flag on the Primary System of Record for the Mortgage.	No exceptions noted.
31.	Payment Holiday Start Date For each mortgage loan, we compared the Payment Holiday Start Date on the Extraction File to the payment holiday start date on the Primary System of Record for the Mortgage.	No exceptions noted.
32.	Payment Holiday End date For each mortgage loan, we compared the Payment Holiday End Date on the Extraction File to the payment holiday end date on the Primary System of Record for the Mortgage.	1 exception noted PwC ID 191 Extraction File: 15 September 2020 Primary System of Record for the Mortgage: 15 June 2020

Indexed Valuation and Indexed Current Loan To Value (“LTV”)

33.	Barclays provided us, on 8 July 2020, with a data file entitled “Avon Finance No1 31052020 BOE_RA_WITH PH_STRATS v1.xlsx” (the “ILTV Data File”), detailing the indexed valuation and indexed Current LTV’s of the mortgage loans in the Extraction File.

34.	We downloaded the ‘Seasonally Adjusted Regional Quarterly Indices’ (the “UK Nationwide index”) file from the Nationwide Building Society website (https://www.nationwide.co.uk/about/house-price-index/download-data#xtab:regional- quarterly-series-all-properties-data-available-from-1973-onwards).

35.	We recalculated the indexed valuation for each of the properties in the Extraction File, using the ‘AR8 Property Identifier’ data field, by dividing the UK Nationwide index for the quarter and year in which the valuation was performed (by reference to the ‘AR145 Current Valuation Date’ data field) with the value in the "AR143 Current Valuation Amount" data field, then multiplying the result by the UK Nationwide index as at Q2 2020, to give the "Property Indexed Valuation".

36.	For each of the properties in the iLTV Data File, we:

•	compared the Property Indexed Valuation with the "Indexed Valuation" data field; and
•	recalculated the indexed LTV by dividing the sum of the value in the ‘AR67 Current Balance’ data field of the Data File for each of the properties in the ‘AR8 Property Identifier’ data field by the Property Indexed Valuation and compared the indexed LTD so calculated with the ‘Indexed CLTV (Account Level)’ data field.

and found them to be in agreement.

(iii)	Testing of changes in the Static Data Fields between the Original Extraction File and the Extraction File

37.	We identified the mortgage loans from the Static Data Fields Sample which remained in the Extraction File. For these mortgage loans, we compared the data tested in procedures 1 to 17 above from the Original Extraction File with the corresponding data in the Extraction File and report the results as follows along with the comments provided by the mortgage servicer. We have not performed any additional procedures to corroborate the comments provided by the mortgage servicer.

Test	Attribute	Differences	Comment from the mortgage servicer
38.	Valuation Amount Compared data field AR136 Valuation Amount in the Original Extraction File with data field AR136 Original valuation (var) in the Extraction File.	No differences noted
39.	Valuation Date Compared data field Property Original Valuation Date in the Original Extraction file with AR138 Valuation Date in the Extraction file	No differences noted
40.	Property Address (Out Code) Compared the outcode in the data field Property Post Code in the Original Extraction File with data field PH: Postcode in the Extraction File.	No differences noted
41.	Income Verification Compared data field AR26 Primary Income & AR28 secondary Income in the Original Extraction File with data field AR26 Primary Income & AR28 secondary Income in the Extraction File.	No differences noted

Test	Attribute	Differences	Comment from the mortgage servicer
42.	Country Court Judgements Compared data field Main Acct CCJ Borrower1 Num in the Original Extraction File with data field Total CCJ Number (at origination) in the Extraction File.	No differences noted

43.	Repayment Method	3 differences noted
	Compared data field Repay Type Desc in the Original Extraction File with data field AR69 Repayment Method in the Extraction File.		Original		The mortgage servicer has advised us that these 3 loans changed repayment method in June 2018 as a result of a term extension.
		PwC ID	Extraction File	Extraction File
		1373	Interest Only	Repayment (2)
		3857	Interest Only	Repayment (2)
		6943	Interest Only	Repayment (2)

44.	Loan Purpose Compared data field Loan Purpose Desc in the Original Extraction File with data field AR59 Purpose Loan purpose in the Extraction File.	No differences noted

45.	Loan Term	4 differences noted
	Compared data field AR61 Loan Term in the Original Extraction File with data field AR61 Loan Term in the Extraction File.		Original			The mortgage servicer has advised us that the terms of these loans changed as a result of a term extension.
		PwC ID	Extraction File	Extraction File	Diff
		1373	216	334	118
		3857	240	294	54
		6943	120	221	101
		7121	144	168	24

Test	Attribute	Differences				Comment from the mortgage servicer
46.	Interest Rate Margin	9 differences noted

Compared data field Final Margin in the Original Extraction File with data field AR110 Current Interest Rate Margin (Calc) in the Extraction File.

The mortgage servicer stated that loans with a Standard Variable Rate (“SVR”) of interest (AR108 is “11”) do not have an interest rate margin, therefore the calculated margin in the interest rate margin field (“AR110 Current Interest Rate Margin (Calc)”) should not be considered in this comparison. Accordingly we have not reported the 77 differences related to the 77 SVR loans in the Selected Dynamic Sample.

			Original			The mortgage servicer has advised us that the margin on these loans increased by 1% as a result of permission to let being granted.
		PwC	Extraction	Extraction
		ID	File	File	Diff
		571	3	4	1
		774	1.25	2.25	1
		1865	2.05	3.05	1
		1903	2.05	3.05	1
		4211	1.99	2.99	1
		6077	2.1	3.1	1
		6223	2.1	3.1	1
		7027	2.05	3.05	1
		8334	2.3	3.3	1

47.	Loan Advance Compared data field Original Advance Amt in the Original Extraction File with data field AR66 Original Balance in the Extraction File.	No differences noted
48.	Property Tenure Compared data field Property Tenure Type Desc in the Original Extraction File with data field PH: Tenure in the Extraction File.	No differences noted

Test	Attribute	Differences			Comment from the mortgage servicer
49.	Bankruptcy or Individual Voluntary Agreement Compared data fields Main Acct Bankruptcy1 Flag & Main Acct Bankruptcy2 Flag & Main Acct Iva1 Flag & Main Acct Iva2 Flag in the Original Extraction File with data field AR36 Bankruptcy or Individual Voluntary Arrangement Flag in the Extraction File.		Original		The mortgage servicer has advised us that the bankruptcy flag is removed from the Primary System of Record for the Mortgage upon discharge of the bankruptcy.
		PwC ID	Extraction File	Extraction File
		2728	Y	N
		5989	Y	N
		6333	Y	N
		7257	Y	N

50.	Co mpletion Date Compared data field Account Completion Date in the Original Extraction File with data field AR55 Loan Origination Date in the Extraction File.	No differences noted

Appendix 2 to the AUP Report

Engagement letter

Private & Confidential

The Directors

Barclays Bank PLC (“Barclays”) 1 Churchill Place

London E14 5HP

The Directors

Avon Finance No.1 PLC (the “Issuer”) Level 37, 25 Canada Square

London E14 5LQ

The Directors

Isle of Wight Home Loans Limited (the “Seller”) 1 Churchill Place

London E14 5HP

Barclays Bank PLC (the “Arranger” and the “Lead Manager”) 5 The North Colonnade

London E14 4BB

and the Other Managers (as defined below)

9 July 2020

Dear Ladies and Gentlemen

Agreed upon procedures relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

The services

Thank you for engaging us to provide you with services (the “services”), on terms which are described in this letter (the “engagement letter”), including the Schedules and the terms of business (version ToB 02/20, attached as Schedule 4). These together form the agreement between us.

Background and purpose

You have instructed us to provide the services set out in Schedule 1 ‘Provision of services relating to the Securitisation’ and to produce a report or reports (each an “AUP Report”) detailing the procedures we have performed and our findings.

The AUP Report will be provided to assist you in performing the due diligence procedures that you believe appropriate to undertake, or procure to be undertaken, for the purpose of any defence that you may wish to advance in any claim or proceedings in connection with the Securitisation.

This engagement letter is addressed to the directors of Barclays, to the Issuer, to the Seller, to the Arranger, to the Lead Manager and to each of the other managers (the “Other Managers”) who either sign this engagement letter or validly authorise the Arranger to sign this engagement letter on their behalf. Their legal names are set out in Schedule 3 to this engagement letter, and together with the Arranger and the Lead Manager, they are referred to as the “Managers” in this engagement letter.

Subsequent to the date of this engagement letter, additional managers who are not addressees of this letter (the ‘Additional Managers’) may wish to rely on the AUP Report (as defined in Schedule 1) in the context of their due diligence procedures relating to the Securitisation. At the request of Barclays, the Arranger or the Lead Manager, the AUP Report may be provided to those Additional Managers provided that we first receive an Assumption of Duty letter (as set out in Schedule 5) in relation to each of the Additional Managers.

An Other Manager may also be deleted from Schedule 3, where the Other Manager or the Arranger advises us that the Other Manager does not wish to receive the benefit of the AUP Report or where the Arranger does not receive authority to sign this engagement letter on behalf of the relevant Other Manager.

By signing this engagement letter or any Assumption of Duty letter on behalf of any Other Manager or Additional Manager, the Arranger confirms that it will ensure that it receives authority from each such Manager to do so. However, the Arranger makes no representation as to whether such authority actually confers the necessary authority.

Timetable and duration

We will endeavour to carry out our work in accordance with a timetable to be agreed between the parties to this engagement letter. We will discuss with you any difficulties we encounter with this engagement or with meeting the timetable as soon as any problems arise.

Staffing

Andrew Batty is the person in charge of providing the services to you, assisted by Marton Fenyo, Vishal Khatri and such other staff as we believe are required. If we believe that it is necessary for us to change the named individual, we will let you know. Our teams may include contractors (which may include those operating through their own companies) as well as PwC staff.

Client contact

You have designated Vladislav Sukonnikov and Jared Wang to be our primary contacts when delivering the services as people with the knowledge, experience and ability to make decisions in relation to the services and our recommendations.

Fees

Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be set out in separate correspondence.

Use and distribution of the AUP Report

You may include a copy of the AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer.

Barclays or the Seller may also disclose the AUP Report to one or more rating agencies provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between each rating agency and ourselves. We will not be responsible for any actions taken by a rating agency as a result of receiving a copy of the AUP Report.

Where required, Barclays or the Seller may also include a copy of the AUP Report on a password- protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, Barclays or the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database. We will provide separately to you and you may provide to any sponsor or underwriter of the securitisation that maintains a website (the "Rule 17g-5 website") pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 C.F.R. 240.17g-5), or any nationally recognised statistical rating organisation ("NRSRO") that requests it, an executed Form ABS Due Diligence 15-E, Certification of Provider of Third-party Due Diligence Services for Asset-Backed Securities ("Form ABS Due Diligence- 15E"), using the form made available by the US Securities and Exchange Commission ("SEC"), to which the AUP Report will be appended. The executed Form ABS Due Diligence-15E will be provided to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations, pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. However, we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR, a Rule 17g-5 website or otherwise.

Our AUP Report may not be referred to in any other document (except that reference may be made to its existence in any contract or other communication between Barclays and/or the Issuer and/or the Seller and/or the Arranger and/or the Lead Manager and/or ourselves).

Use of information

We draw your attention to clause 5.1 in the attached terms of business which amongst other things permits us to use your confidential information for any lawful business as set out in the clause. For the avoidance of doubt, this relates to information which you (or anyone else working with or for you) provide to us in connection with the services. It does not relate to information which we have obtained with your agreement from other sources. You are responsible for obtaining any consents you need in relation to this clause.

Liability limitation

We draw your attention to clause 8 in the attached terms of business which amongst other things limit our total liability for all claims connected with the services or the agreement, which we have agreed will be 3 times fees or £1,000,000, whichever is greater, and the time for bringing any such claim.

Amendments to the terms of business

The following amendments to the terms of business have been agreed between us:

•     Clause 2.3 is replaced by “Liability to you alone - We accept no liability to anyone other than the addressees of the AUP Report, in connection with our services, unless otherwise agreed in writing. Barclays agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim arising from a knowing misrepresentation by the directors or management of the Barclays and any claim by anyone else in relation to the services which arises as a result of your unauthorised disclosure of the AUP Report to a third party.”

•	For the purposes of Clauses 4 and 11.3 “you” means Barclays.

•     Clause 8.6 is inserted to read “Notwithstanding the provisions of 13.3, your liability to us is several and not joint and several. Each of you will be liable to us for your own obligations under this agreement and not for breaches by any other.

•	Clause 12.3 does not apply for the purposes of this engagement letter.

•     Clause 13.3 is replaced by: “Your actions – Where you consist of more than one party, termination of the contract by one party will result in the termination of the contract by all parties. The provisions of this clause 13.3 do not relate to your liability to us which is expressly governed by clause 8.6 above.”

Additional provisions

Technology tools

In the course of the services we intend to use a technology tool for the management and transfer of your information that we need for the purpose of the services. The technology tool is not part of the services and is not itself a deliverable. We cannot guarantee access or the precise functionality due to the nature of technology tools and how we may develop them. Barclays agrees that they are solely responsible for:

•	providing us with details of those of Barclay’s people they believe should have access to our systems;
•	notifying us by email to the designated PwC contact when such personnel leave or otherwise need their access terminated, and for periodically reviewing the access rights of Barclay’s people to ensure that they remain appropriate; and
•	ensuring that Barclay’s people encrypt information before transferring it to us, where Barclays believe its sensitivity merits it.

All users will be required to agree to terms before accessing the technology and Barclays is fully responsible for all use by Barclays’s people.

Confirmation of agreement

Please confirm your agreement to the terms of this engagement letter by signing the acknowledgement and acceptance and returning a copy of this letter to us.

Yours faithfully

/s/ Andrew Batty

Andrew Batty

For and on behalf of PricewaterhouseCoopers LLP

Acknowledgement and Acceptance

I accept the terms of the agreement on behalf of Barclays Bank PLC (“Barclays”)

/s/ Vladislav Sukonnikov
Signed

Vladislav Sukonnikov
Name

Authorised Signatory
Position

July 9, 2020
Date

I accept the terms of the agreement on behalf of Avon Finance No.1 PLC (the “Issuer”)

/s/ Charmaine De Castro
Signed

per pro CSC Directors (No. 1) Limited
Name

Director
Position

July 9, 2020
Date

I accept the terms of the agreement on behalf of Isle of Wight Home Loans Limited (the “Seller”)

/s/ Rob Scott
Signed

Rob Scott
Name

Director
Position

July 9, 2020
Date

I accept the terms of the agreement on behalf of Barclays Bank PLC (the “Arranger” and the “Lead Manager”) and for and on behalf of the Other Managers

/s/ Vladislav Sukonnikov
Signed

Vladislav Sukonnikov
Name

Authorised Signatory
Position

July 9, 2020
Date

Schedule 1

Provision of services relating to the Securitisation

This schedule sets out the scope of the specific services that we anticipate providing under the engagement letter dated 9 July 2020. Any terms contained within this schedule apply only to the services specified in this schedule.

The services

We will perform the limited scope procedures and provide you with one or more reports (each an “AUP Report”) detailing the procedures that we have performed and our findings. The limited scope procedures we will perform are set out in the attached pro-forma AUP Report. During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss such changes with you and reflect the revised procedures in the draft AUP Report in Schedule 2.

We will perform our work in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information.’

Your responsibilities

It is your responsibility to determine whether the scope of the services is sufficient for your purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries you undertake.

Limitations

The AUP Report will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records. Nor will it include an evaluation of the findings.

The procedures we perform under this engagement letter will not constitute an audit or review made in accordance with any generally accepted auditing standards and, consequently, no assurance will be expressed. Furthermore, they will not necessarily reveal matters of significance with respect to any material misstatement, misrepresentation or fraud in relation to the information provided to us.

Our obligations under this engagement letter are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of Barclays or otherwise. Nothing in this engagement letter, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have (or may have had) in our capacity as auditors of any financial statements of Barclays.

Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Securitisation. We do not consider that the services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000 (as amended).

Any AUP Report issued pursuant to this engagement letter will not have been provided in accordance with the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. In the event that any Manager on the Securitisation uses the AUP Report to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section, we accept no responsibility for, and express no view as to, the effectiveness of such use of the AUP Report.

Schedule 2

Draft AUP Report

This draft is furnished solely for the purpose of indicating the procedures agreed upon and the form of the AUP Report that we would expect to be able to furnish. Based on our discussions with you, it is our understanding that the procedures outlined in this draft report are those you wish us to follow. Unless we are informed otherwise, we will assume that there are no additional procedures you wish us to follow. The text of the report itself will depend, of course, on the results of the procedures.

PRIVATE AND CONFIDENTIAL

The Directors

Barclays Bank PLC (the “Barclays”)

1 Churchill Place

London E14 5HP

The Directors

Avon Finance No.1 PLC (the “Issuer”)

Level 37, 25 Canada Square

London E14 5LQ

The Directors

Isle of Wight Home Loans Limited (the “Seller”)

1 Churchill Place

London E14 5HP

Barclays Bank PLC (the “Arranger” and the “Lead Manager”)

5 The North Colonnade

London E14 4BB

and the Other Managers (as defined in the engagement letter)

[ ] 2020

Dear Ladies and Gentlemen

Report of factual findings relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) by the Issuer (the “Securitisation”)

1.	This AUP report is produced in accordance the terms of our agreement dated 9 July 2020 (the “engagement letter”), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of Barclays, to the directors of the Issuer, to the directors of the Seller, to the Arranger, to the Lead Manager and to the Other Managers (as defined in the engagement letter) solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation.

3.	It is the responsibility of Barclays, the Issuer, the Seller, the Arranger, the Lead Manager and the Other Managers (or the Lead Manager on their behalf) to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

4.	It is the responsibility of Barclays to respond to the due diligence enquiries of the Arranger and the Lead Managers concerning servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arranger and the Lead Manager to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager on the Securitisation to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of the AUP Report.

8.	You may include a copy of this AUP Report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, you may also include a copy of the AUP Report on a password- protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.	Additionally, Barclays or the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of Barclays or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of Barclays.

11.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

[ ] 2020

Appendix 1 to the AUP Report

1.	You have asked us to perform the following procedures:

(i)	report the results of our testing of certain static data fields (the “Static Data Fields”), performed on a sample of mortgage loans (the “Static Data Fields Sample”) selected from the Original Extraction File (as defined below) as at 30 April 2015 (the “Original Cut Off Date”);

(ii)	report the results of our testing of a sample of dynamic data fields (the “Dynamic Data Fields Sample”) performed on a sample of mortgage loans (the “Dynamic Data Fields Sample”) selected from the Extraction File (as defined below) as at 31 May 2020 (the “Cut-Off Date”).

(iii)	identify which of the mortgage loans in the Static Data Fields Sample are included in the Extraction File and, for these mortgage loans, compare the Static Data Fields in the Original Extraction File with the corresponding data fields in the Extraction File. Where differences exist, perform agreed testing in relation to these changes.

(iv)	Perform agreed upon procedures in relation to certain information tables disclosed in the preliminary prospectus to be dated on or around 16 July 2020 (the “Preliminary Prospectus”) and the final prospectus to be dated on or around 23 July 2020 (the “Final Prospectus” together with the Preliminary Prospectus, the “Prospectus”) prepared by the Issuer for the Securitisation.

The details of the agreed upon procedures performed and the results are set out on the following pages. You have agreed the scope of the agreed upon procedures and of the sample sizes detailed below as being sufficient and appropriate for the purposes of this engagement.

2.	We have not performed any procedures to check that any data provided to us has been properly extracted from the Primary System of Record for the Mortgage.

(i)	Testing of Static Data Fields

3.	We selected a random sample of 458 mortgage loans (the “Primary Sample”) from a data file listing account numbers for a pool of mortgage loans (the “Initial Sample File”) as at 30 April 2015 (the “Original Cut Off Date”). Furthermore, we selected an additional random sample of 140 mortgage loans (the “Additional Sample”) from the Initial Sample File to be used in substitution for any of the mortgage loans included in the Primary Sample that had redeemed or is currently undergoing rearrangement between the Cut-Off Date and the date we performed our testing (May and June 2015).

4.	The size of the sample (the “Initial Selected Sample”) was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate;
•	1% maximum error rate.

Where any mortgage loan was not available due to redemption or was undergoing rearrangement at the time of our testing, this was replaced by a mortgage loan from the Additional Sample. 3 mortgage loans were redeemed between the Original Cut-Off Date and the date of our testing and were therefore replaced by mortgage loans from the Additional Sample.

5.	Certain mortgage loans were then removed from the Initial Sample File which were deemed by the originator to be ineligible. Of the mortgage loans removed, 6 mortgage loans were removed from the Primary Sample and replaced with mortgage loans from the Additional Sample. 2 mortgage loans were also removed from the Additional Sample. The remaining 452 loans from the Primary Sample and 6 loans from the Additional Sample represented the “Static Data Fields Sample”.

6.	We were then provided with an extraction file which detailed various attributes in relation to each mortgage loan in the Static Data Fields Sample, as at the Original Cut-Off Date (the “Original Extraction File”)

7.	In the procedures below, a “mortgage loan” is defined as the original advance together with any further advances. Where either an original or further advance has redeemed the mortgage loan is defined as all other advances that remain outstanding on the Original Cut-Off Date.

8.	For the avoidance of doubt the “Mortgage File” is the paper mortgage file, including original documents, photocopies, scans, and supplemented by specific items requested by ourselves from the FileNet image browser scanning system or from information reproduced from the Primary System of Record for the Mortgage (as defined below) at the time of our testing.

9.	Where we refer to the “Lending Policy”, this is defined as the lending policy provided to us for accounts originated between July 1997 and October 2008.

10.	For the purposes of our testing, the TAMAR system, the TAMAR Enquiries system, the ParkFile application and the FileNet image scanning system are the “Primary System of Record for the Mortgage”.

11.	For the purposes of our testing, the originators of the mortgage loans are referred to as “P” and “G”.

12.	The term “title deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

13.	The term “Valuation Report” refers to hard copy valuation reports and includes property assessments keyed directly by the Valuer into the Primary System of Record for the Mortgage or AVM (automated valuation model) valuations used to support the mortgage application, and also in certain limited circumstances the borrowers own estimation of value.

14.	When checking that attributes agreed to a source document, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Original Extraction File, or alternatively that some other unique identifier on the source document (such as an account number) agreed to that shown on the Original Extraction File. For the purposes of our testing, source documents were a combination of hard copy and scanned copy documents.

15.	When checking that a document bears a signature, we only checked the existence of a signature and make no representation on the integrity of the signature.

16.	Except as specified below, we did not undertake any procedures to check compliance of the mortgage loans with the corresponding originators’ origination or valuation policies and procedures and did not perform any procedures on data fields appearing in the Original Extraction File other than as referred to below.

17.	In respect of the Static Data Fields Sample, we have performed the procedures described below.

Test	Description of Agreed Upon Procedures	Results
18.

Valuation Amount

For each mortgage loan, we compared the valuation amount on the Original Extraction File to the valuation amount on the Valuation Report included in the Mortgage File, which is closest to the Original Cut-Off Date.

We have reported as an exception all instances where there is a difference, except where the Valuation Report figure on the Original Extraction File was lower than the latest valuation figure in the Mortgage File, or where the valuation figure on the Original Extraction File exceeded the valuation figure in the Mortgage File by not more than £500.

Where an AVM report was used, we have not reported as an exception instances where the borrowers estimate was not within 10% of the AVM and the confidence score for the AVM was below the level set out in the appropriate Lending Policy if the amount on the Original Extraction File was lower than the valuation figure per the AVM report.

19.

Valuation Date

For each mortgage loan, we have reported as an exception instances where the valuation date on the Mortgage File is greater than 6 months prior to the date of the initial Offer of Advance, except where a further advance has been made.

If a second valuation was carried out on the property the original valuation amount and date of the valuation remained unchanged, unless there was a 10% difference in valuation amount from the original valuation. In such instances, an exception has not been noted if our testing was consistent with this assumption.

Test	Description of Agreed Upon Procedures	Results

Where a further advance had been made and the original valuation was over two years old, or if the total further advance exceeded 65%-75% of the original valuation (dependent upon the originator) we compared the valuation made in respect of the further advance, and reported as an exception instances where the valuation of the date on the Mortgage File in respect of the further advance was greater than 6 months prior to the date of the further Offer Of Advance.

We have not reported an exception for loans where the borrower’s estimate had been used for the valuation and this was in line with the relevant Lending Policy, and the date of the Application Form was within 15 days of the valuation date per the Original Extraction File.

20.

Property Address (Out Code)

For each mortgage loan, we compared the ‘out code’ on the Original Extraction File to either the Valuation Report, the Certificate of Title (“COT”), the latest Offer of Advance contained in the Mortgage File or, if not available, the title deeds or any letter from the solicitor or further explanatory correspondence.

We reported as an exception instances where there was a difference in the out codes recorded in the Original Extraction File.

21.

Property Address

For each mortgage loan, we compared the property address recorded on the COT, Draft KFI or Request For Funds Form (included within the Mortgage File and as updated by subsequent solicitor’s letters) or the Certificate of Insurance or the Legal Charge Certificate to the property address recorded on the latest Offer of Advance from the Mortgage File.

We have reported as an exception all instances where there was a difference, except where the difference related to an address which contained typographical errors (e.g. two letters reversed) in respect of the street name, but the other elements of the address were the same, or if the district had been inaccurately recorded but test 3 had been passed and the other elements of the address were the same).

1.

Test	Description of Agreed Upon Procedures	Results

Where the property address was a new build, then this was not reported as an error if the plot number was provided on the Valuation Report but the COT or solicitor’s letter gave the full address. In all other cases we reported as an exception, except where there were differenced that clearly related to misspellings.

22.

Income Verification

For each mortgage loan originated by P, which was not described as being ‘Self Certified’ or ‘BTL’ in the Original Extraction File, we compared the income data in the Original Extraction File to the evidence of third party verification of income (which includes employers references, payslips, P60 Income Tax statements, accounts or an accountants letter signed by a suitably qualified accountant as described in the relevant Lending Policy).

For each such mortgage loan, we have reported as an exception all instances greater than £1 where there was a difference, except in those instances where multiple parties’ income data was provided on the Original Extraction File and the complete income verified for either party one or two was sufficient to meet the underwriting criteria or income in excess of that disclosed on the spreadsheet had been verified.

Where the mortgage loan was self-certified, as shown in the Original Extraction File, no test was performed.

For each mortgage loans originated by G, which were not recorded as ‘BTL’ in the Original Extraction File, we understand that income verification was not required at origination and therefore no test was performed.

If such mortgage loan related to a buy to let mortgage application, the borrower was not required to self-certify or provide evidence of earnings. Legitimacy of investment was instead calculated based on monthly rental income being 125% of the monthly interest only mortgage payment. Monthly rental income was taken from the external verification provided on the Valuation Report or separate correspondence from the chartered surveyor and the interest only payment was calculated using the initial index rate or, where the Lending Policy as at the date of the latest Offer Of Advance permitted, an alternative index rate (such as the reversionary rate, Standard Variable Rate or relevant Bank of England Base Rate etc.) and the ‘Loan Requested Amount’ shown on the latest Offer of Advance which excluded administration fees.

Test	Description of Agreed Upon Procedures	Results

Where the original Offer of Advance was not available, we used the interest rate and loan amount taken from the offer checklist produced by the underwriters. For each such mortgage loan we have reported as an exception cases where monthly rental income was less than 125% of the monthly interest only figure calculated on the 'Loan Requested Amount' shown in the latest Offer of Advance, or the offer checklist. We have not reported an exception where there was evidence of underwriter authorisation for Buy to Let cases that did not meet the minimum interest coverage ratio as prescribed in the relevant Lending Policy. We did not perform any procedures to verify the appropriateness of the underwriter’s authorisation.

For those mortgages loans which were classified on the Original Extraction File as:

•     For Buy to Let loans originated by P, having an Offer of Advance which were dated between February 2007 and November 2007, we have reported as an exception all cases where monthly rental income was less than 110% of the monthly interest only figure calculated on the 'Loan Requested Amount' found in the Offer Of Advance, or the offer checklist.

•     For Buy to Let loans originated by G, having an Offer of Advance which were dated after October 2005 we have reported as an exception all cases where monthly rental income was less than 100% for mortgage loans classified on the Original Extraction File as “conforming” and 110% for “non- conforming”, of the monthly interest only figure calculated on the 'Loan Requested Amount' found in the Offer of Advance, or the offer checklist.

Test	Description of Agreed Upon Procedures	Results

If the rental income was no more than £1 less than the required rental income, this was not reported as an exception. If the mortgage loan had been highlighted as an exception to Lending Policy, but there was evidence on the Mortgage File that the exception had been authorised by an appropriate person in accordance with Lending Policy, this has not been reported as an exception. If the mortgage loan was a HousePlus Product, then the omission of rental income has not been reported as an exception. We did not perform any procedures to verify the appropriateness of the underwriter’s authorisation or to validate that a mortgage loan was a HousePlus Product.

23.

County Court Judgements

For each mortgage loan originated by P, we compared the total number of CCJ’s (County Court Judgements) per the Original Extraction File to the number of CCJ’s per the Bank’s summary credit report, and have reported as an exception where these were different values, except where the number of CCJ’s on the summary credit report was less than the number per the Original Extraction File, or where confirmation had been obtained that the CCJ’s were incurred in a duration outside of underwriting criteria, or where there was evidence recorded on the Mortgage File (as evidenced by a note on the underwriting sheet explaining the rationale for granting the loan that there has been an application of discretion by a suitably authorised individual (determined by reference to a current organisational chart) in accordance with the Lending Policy).

CCJ’s were not counted where they met any of the following criteria:

•      CCJ had been satisfied more than 6 months prior to the date of application;

Test	Description of Agreed Upon Procedures	Results

•         CCJ was for amount less than £100, satisfied or not; or

•         CCJ was more than two years old at the date of completion.

(For the avoidance of doubt any further advance was not reported as an exception in connection with the recording of CCJ’s).

Where the summary credit report was not available, we compared the total number of CCJ’s per the Original Extraction File to the number of CCJ’s recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

For each mortgage loan originated by G, we compared the total number of CCJ’s per the Original Extraction File to the number of CCJ’s recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

24.

Repayment Method

We have compared the repayment method on the Original Extraction File to the repayment method in the latest offer or the draft KFI, included in the Mortgage File.

We have reported as an exception all instances where there was a difference, except where there was evidence (in the form of correspondence with the customer) on the Mortgage File that the repayment method agreed to that requested on the Mortgage Loan Application Form or had changed and that evidence supported the current repayment method on the Original Extraction File, including any change by virtue of, but not limited to, further advances, arrears action, or customer request.

25.

Loan Purpose

We have compared the Loan Purpose description recorded on the Original Extraction File to the Loan Purpose description recorded on the Mortgage Loan Application Form.

Where there was a discrepancy, we have compared the Loan Purpose description recorded on the Original Extraction File to the Loan Purpose description recorded on the Mortgage File.

Test	Description of Agreed Upon Procedures	Results

We have reported as an exception those cases where neither the Mortgage Loan Application Form nor the Mortgage File agreed to the information recorded in the Original Extraction

File, except when the property was originally unencumbered prior to the mortgage advance.

26.

Signed Certificate of Title

For each mortgage loan, we have reported as an exception all cases where the COT or Request For Funds Form (included on the Mortgage File) had not been signed by the solicitor.

Certificates of Insurance do not need to be signed and we have been asked to assume that these bear the same information as a COT.

Land Registry Searches do not need to be signed and we have been asked to assume that these bear the same information as the COT.

27.

Mortgage Loan Application Form

a.    For each mortgage loan, we have inspected each Mortgage Loan Application Form (either the original, fax or photocopy of the original), for a signature in the space designated for the borrower signature(s), except where an electronic Application Form was used. We have reported as an exception if the Mortgage Loan Application was not signed in the space designated for the borrower signature(s), except where an electronic Application Form was used.

b.    We have compared the borrower’s name with that recorded on the COT, latest Offer of Advance, or solicitor’s letter of explanation. We have reported as an exception all cases where a review of the COT, latest Offer of Advance or solicitor’s letter of explanation cannot establish that the borrower is the applicant and property owner.

28.

Maximum Loan Term

For each mortgage loan, we have reported as an exception instances where the latest Offer of Advance or draft KFI on the Mortgage File had an original term of the loan exceeding 30 years. For mortgage loans originated by G, we have reported as an exception instances where the original term of the loan exceeded 35 years.

Test	Description of Agreed Upon Procedures	Results
29.

Loan Term

For each mortgage loan, we have compared the term of each mortgage loan recorded per the Original Extraction File with the term recorded within the latest Offer of Advance or draft KFI. We have reported as an exception all instances where there was a difference, except where there was evidence, comprising of either a note of request on the Primary System of Record for the Mortgage system, or a letter of request from the borrower, on the Mortgage File that the repayment term was changed and that evidence within the Mortgage File supported the mortgage term recorded on the Original Extraction File, including any change by virtue of, but not limited to, further advances and customer request.

30.

Interest Rate Margin

For each mortgage loan, we have compared the margin over Index Rate included in the Original Extraction File for variable rate loans and the interest rate for fixed rate loans (whilst in their fixed rate period) to the interest rate recorded in the latest Offer of Advance, or the draft KFI. Where the fixed or discounted period has already expired, we have compared the variable reversionary rate with the Original Extraction File.

For regulated loans, before their first Index Rate reset, we have compared the margin to the Index Rate as at the offer date recorded in the Mortgage File.

For fixed, discounted or regulated loans, we have reported as an exception all instances where there is a difference. For variable rate loans, we have reported as an exception all instances where there is a difference except for variable rate loans, where the margin on the Original Extraction File was lower than the margin on the Latest Offer of Advance.

For all fixed or discounted rate loans, we have compared the month in which the final fixed or discounted rate expires per the Original Extraction File with evidence on the Mortgage File (for example, the latest Offer of Advance letter).

Test	Description of Agreed Upon Procedures	Results
31.

Loan Advance

For each mortgage loan, we have compared the ‘amount of advance’ recorded on the Original Extraction File to the ‘amount of advance’ recorded on the latest offer of initial advance or draft KFI included in the Mortgage File. Where a further advance had been made, we have agreed the amount of the further advance included in the Original Extraction File balance to the credit agreement on the Mortgage File.

We have reported as an exception all instances where there is a difference, except when it relates to property insurance or fees added to the loan. Where there was a difference, if this was less than £500 we have not reported this as an exception.

32.

Property Tenure

For each mortgage loan, we have compared the tenure of the property as recorded within the Original Extraction File with the tenure of property recorded in the COT. Where there was a difference, we have compared the tenure of the property as recorded within the Original Extraction File, with the tenure of property recorded within the title deeds or any letter from the solicitor, valuer (including Valuation Report), HMLR, Registrar of Scotland or Sasine Register showing tenure.

We have reported as an exception all instances where the tenure of the property as recorded on the Original Extraction File was different from the actual tenure reported in the COT, title deeds or any letter from the solicitor, valuer or HMLR except where either the Original Extraction File has recorded the tenure of the property as ‘Feudal’ or ‘Absolute Ownership’ and where the tenure of the property reported on the COT, title deeds or any letter from the solicitor, valuer or HMLR is described as ‘Freehold’, or vice versa.

Test	Description of Agreed Upon Procedures	Results
33.

Bankruptcy or Individual Voluntary Agreement

For each mortgage loan, where the Original Extraction File indicated that a borrower had not previously been made bankrupt or entered into a voluntary agreement, we have agreed that there were no entries relating to bankruptcy or voluntary arrangements within the lending criteria within the summary credit report on the Mortgage File. Where the Original Extraction File indicated that a borrower had previously been made bankrupt or entered into a voluntary agreement, we have not performed this test.

Where the summary credit report was not available, we have compared the entries relating to bankruptcy or voluntary arrangements per the Original Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the Primary System of Record for the Mortgage and report as an exception any differences noted.

For each mortgage loan originated by G, we have compared the entries relating to bankruptcy or voluntary arrangements per the Original Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the Primary System of Record for the Mortgage and reported as an exception any differences noted.

34.

Completion Date

For each mortgage loan, we have compared the ‘completion date’ as recorded with the Original Extraction File (which represents the date on which the mortgage account was created on the Primary System of Record for the Mortgage) with evidence of the date upon which the mortgage funds were released on the Mortgage File.

We have reported as an exception all instances where there was a difference of more than 14 days between the two dates.

(ii)	Testing of the Dynamic Data Fields

35.	On [ ] June 2020, Barclays provided us with a data file entitled “[ ].xlsx” (the “Extraction File”), detailing account numbers and various attributes in relation to a pool of mortgage loans as at 31 May 2020 (the “Cut-Off Date”). The mortgage loans in the Extraction File are a sub- set of the mortgage loans in the Original Extraction File.

36.	For the purposes of this testing, we selected a random sample of [447] mortgage loans (the “Initial Primary Dynamic Sample”) from the Extraction File. Furthermore, we selected an additional random sample of [13] mortgage loans (the “Additional Dynamic Sample”) from the Extraction File to be used in substitution for any of the mortgage loans included in the Primary Dynamic Sample that had redeemed or was currently undergoing rearrangement between the Cut-Off Date and the date we performed our testing.

37.	The size of the Initial Selected Dynamic Sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate;
•	1% maximum error rate.

Where any mortgage loan was not available due to redemption or was undergoing rearrangement at the time of our testing this was replaced by a mortgage loan from the Additional Sample. [Number of] mortgage loans were redeemed between the Cut-Off Date and the date of our testing and were therefore replaced by mortgage loans from the Additional Sample. The remaining [ ] mortgage loans from the Primary Dynamic Sample and [ ] mortgage loans from the Additional Dynamic Sample represented the “Selected Dynamic Sample”.

38.	For the purposes of the procedures below, the mortgage servicer provided us with screenshots from the Primary System of Record for the Mortgage.

39.	In respect of the Dynamic Data Fields Sample, we have performed the procedures described below.

Test	Description of Agreed Upon Procedures	Results
40.	Current Balance For each mortgage loan, we compared the outstanding Current Balance on the Extraction File to the outstanding current balance on the Primary System of Record for the Mortgage.
41.

Arrears Balance

For each mortgage loan, we compared the outstanding Arrears Balance on the Extraction File to the outstanding arrears balance on the Primary System of Record for the Mortgage as at the Cut-Off Date by reconciling expected payments and payments received to the arrears balance shown as at the date of our testing.

We have reported as an exception all cases where the individual differences between these balances exceed £100, except where the difference above £100 was due to normal mortgage transaction (such as the repayment of interest or capital or the further accrual of arrears).

Test	Description of Agreed Upon Procedures	Results
42.	Current Interest Rate For each mortgage loan, we compared the Current Interest Rate on the Extraction File to the current interest rate on the Primary System of Record for the Mortgage.
43.

Current Monthly Payment Due

For each mortgage loan, we compared the Current Monthly Payment Due on the Extraction File to the current monthly payment due on the Primary System of Record for the Mortgage.

44.	Interest Rate Type For each mortgage loan, we compared the Interest Rate Type on the Extraction File to the interest rate type on the Primary System of Record for the Mortgage.
45.

Interest Only / Repayment

For each mortgage loan, we compared the Interest Only / Repayment field on the Extraction File to the repayment type indicated on the Primary System of Record for the Mortgage.

46.

Legal Final Maturity

For each mortgage loan, we compared the Legal Final Maturity on the Extraction File to the ‘Term End Date’ on the Primary System of Record for the Mortgage.

The mortgage servicer stated that the Date of Loan Maturity in the Extraction file is calculated during the extraction process based on the original term of the mortgage loan and the account open date (rather than being a direct feed from the Term End Date field on the Primary System of Record for the Mortgage, which for Platform originated mortgage loans calculates the Term End Date based on the original term and the first payment date).

We have not reported an exception if the Date of Loan Maturity in the Extraction File was within 30 days of the ‘Term End Date’ shown on the Primary System of Record for the Mortgage

Test	Description of Agreed Upon Procedures	Results
47.	Payment Holiday flag Y/N For each mortgage loan, we compared the Payment Holiday Flag on the Extraction File to the payment holiday flag on the Primary System of Record for the Mortgage.
48.	Payment Holiday Start Date For each mortgage loan, we compared the Payment Holiday Start Date on the Extraction File to the payment holiday start date on the Primary System of Record for the Mortgage.
49.	Payment Holiday End date For each mortgage loan, we compared the Payment Holiday End Date on the Extraction File to the payment holiday end date on the Primary System of Record for the Mortgage.

(iii)	Testing of changes in the Static Data Fields between the Original Extraction File and the Extraction File

50.	We identified the mortgage loans from the Static Data Fields Sample which remained in the Extraction File. For these mortgage loans, we compared the data tested in procedures 1 to 17 above from the Original Extraction File with the corresponding data in the Extraction File and report the results as follows along with the comments provided by the mortgage servicer. We have not performed any additional procedures to corroborate the comments provided by the mortgage servicer.

Test	Description of Agreed Upon Procedures	Differences
51.	Valuation Amount Compared data field AR136 Valuation Amount in the Original Extraction File with data field AR136 Original valuation (var) in the Extraction File.
52.	Valuation Date Compared data field Property Original Valuation Date in the Original Extraction file with AR138 Valuation Date in the Extraction file
53.	Property Address (Out Code) Compared the outcode in the data field Property Post Code in the Original Extraction File with data field PH: Postcode in the Extraction File.
54.	Income Verification Compared data field AR26 Primary Income & AR28 secondary Income in the Original Extraction File with data field AR26 Primary Income & AR28 secondary Income in the Extraction File.

Test	Description of Agreed Upon Procedures	Differences
55.	Country Court Judgements Compared data field Main Acct CCJ Borrower1 Num in the Original Extraction File with data field Total CCJ Number (at origination) in the Extraction File.
56.	Repayment Method Compared data field Repay Type Desc in the Original Extraction File with data field AR69 Repayment Method in the Extraction File.
57.	Loan Purpose Compared data field Loan Purpose Desc in the Original Extraction File with data field AR59 Purpose Loan purpose in the Extraction File.
58.	Loan Term Compared data field AR61 Loan Term in the Original Extraction File with data field AR61 Loan Term in the Extraction File.
59.

Interest Rate Margin

Compared data field Final Margin in the Original Extraction File with data field AR110 Current Interest Rate Margin (Calc) in the Extraction File.

The mortgage servicer stated that loans with a Standard Variable Rate (“SVR”) of interest (AR108 is “11”) do not have an interest rate margin, therefore the calculated margin in the interest rate margin field (“AR110 Current Interest Rate Margin (Calc)”) should not be considered in this comparison. Accordingly we have not reported the 77 differences related to the 77 SVR loans in the Selected Dynamic Sample.

60.	Loan Advance Compared data field Original Advance Amt in the Original Extraction File with data field AR66 Original Balance in the Extraction File.
61.	Property Tenure Compared data field Property Tenure Type Desc in the Original Extraction File with data field PH: Tenure in the Extraction File.

Test	Description of Agreed Upon Procedures	Differences
62.

Bankruptcy or Individual Voluntary Agreement

Compared data fields Main Acct Bankruptcy1 Flag & Main Acct Bankruptcy2 Flag & Main Acct Iva1 Flag & Main Acct Iva2 Flag in the Original Extraction File with data field AR36 Bankruptcy or Individual Voluntary Arrangement Flag in the Extraction File.

63.	Completion Date Compared data field Account Completion Date in the Original Extraction File with data field AR55 Loan Origination Date in the Extraction File.

(iv)	Agreed Upon Procedures in relation to the information tables disclosed in the Prospectus prepared by the Issuer for the Securitisation.

Indexed LTV

64.	Barclays provided us, on [ ], with a data file entitled “[].xlsx” (the “ILTV Data File”), detailing the indexed LTV’s of the mortgage loans in the Extraction File.

65.	We downloaded the ‘Seasonally Adjusted Regional Quarterly Indices’ (the “UK Nationwide index”) file from the Nationwide Building Society website (https://www.nationwide.co.uk/about/house-price-index/download-data#xtab:regional- quarterly-series-all-properties-data-available-from-1973-onwards).

66.	We recalculated the indexed valuation for each of the properties in the Extraction File, using the ‘[AR8 Property Identifier]’ data field, by dividing the UK Nationwide index for the quarter and year in which the valuation was performed (by reference to the ‘[AR145 Current Valuation Date]’ data field) with the value in the "[AR143 Current Valuation Amount]" data field, then multiplying the result by the UK Nationwide index as at Q[] 2020, to give the "Property Indexed Valuation".

67.	For each of the properties in the iLTV Data File, we:

•	compared the Property Indexed Valuation with the "Indexed Valuation" data field; and

•	recalculated the indexed LTV by dividing the sum of the value in the ‘[AR67 Current Balance]’ data field of the Data File for each of the properties in the ‘[AR8 Property Identifier]’ data field by the Property Indexed Valuation and compared the indexed LTD so calculated with the ‘[Indexed CLTV (Account Level)]’ data field.

[and found them to be in agreement].

Historical Performance

68.	Using the investor reports provided to us by Barclays, we agreed the numbers in the table to the corresponding numbers in the investor report for the relevant period [and found them to be in agreement]].

Characteristics of the United Kingdom Residential Mortgage Market

Arrears and Repossessions for UK owner-occupied mortgages

69.	We downloaded the data file ‘ap11 - Mortgage arrears and possessions, detailed statistics, UK.xlsx’ (the “Arrears data”) from https://www.cml.org.uk/industry-data/industry-data- tables/. We noted that the file was no longer available on the above website as at the date of our testing, therefore we have used the file we downloaded previously on 3 October 2019.

70.	Looked up the ‘Mortgage outstanding, end period, No.’ field on the ‘Owner-occupied’ worksheet of the Arrears data for each year and compared the value to the ‘Number of Owner-Occupied Mortgages Outstanding (at end of period)’ values in the Prospectus and found them to be in agreement.

71.	Looked up the ‘All >3 months No.’ field on the ‘Owner-occupied’ worksheet of the Arrears data for each year and divided this by the ‘Mortgage outstanding, end period, No.’ field on the ‘Owner-occupied’ worksheet of the Arrears date for the relevant year. Compared the values calculated to the ‘>3 months arrears rate at end of period’ values in the Prospectus and found them to be in agreement.

72.	Looked up the ‘Properties taken into possession in period No.’ field on the ‘Owner-occupied’ worksheet of the Arrears date for each year and aggregated the values for the four quarters in each year. Divided this total by the ‘Mortgage outstanding, end period, No.’ field on the ‘Owner- occupied’ worksheet of the Arrears data for the relevant year. Compared the values calculated to the ‘Repossession rate’ values in the Prospectus and found them to be in agreement.

UK Retail Price Index

73.	We have downloaded the data file ‘[series-021019 - UK RPI.xls]’ (the “RPI file”) from https://www.ons.gov.uk/economy/inflationandpriceindices/timeseries/chaw/mm23 on [ ] July 2020.

74.	Looked up the ‘RPI’ field on the ‘data’ worksheet of the RPI file for each quarter and compared the values to the ‘UK Retail Price Index, Index’ corresponding values in the Prospectus and found them to be in agreement.

75.	Calculated the ‘% annual change’ for each quarter using the ‘RPI’ field on the ‘data’ worksheet of the RPI file and compared the values calculated to the ‘% annual change’ corresponding values in the Prospectus and found them to be in agreement.

Nationwide House Price Index (SA)

76.

We downloaded the data file ‘[seasonal_regional_031019.xls]’ (the “HPI file”) from https://www.nationwide.co.uk/about/house-price-index/download-data#xtab:regional-quarterly-series-all-properties-data-available-from-1973-onwards on [ ] July 2020.

77.	Looked up the ‘Seasonally Adjusted Index, UK’ field on the ‘seasonal’ worksheet of the HPI file for each quarter and compared the values to the ‘Nationwide House Index (SA), Index’ values in the Prospectus and found them to be in agreement.

78.	Calculated the ‘% annual change’ for each quarter using the ‘Seasonally Adjusted Index, UK’ field on the ‘seasonal’ worksheet of the HPI file and compared the values calculated to the ‘% annual change’ values in the Prospectus and found them to be in agreement.

Appendix 2 to the AUP Report

Engagement letter

Schedule 3

List of Other Managers

At the date of this engagement letter there were no Other Managers

Schedule 4

Terms of Business

Schedule 5

Pro forma Assumption of Duty letter for the Arranger, Lead Manager and Other Managers

The Directors

Barclays Bank PLC (the “Barclays”) 1 Churchill Place

London E14 5HP

The Directors

Avon Finance No.1 PLC (the “Issuer”) Level 37, 25 Canada Square

London E14 5LQ

The Directors

Isle of Wight Home Loans Limited (the “Seller”) 1 Churchill Place

London E14 5HP

Barclays Bank PLC (the “Arranger” and the “Lead Manager”) 5 The North Colonnade

London E14 4BB

[ ] 2020

Dear Ladies and Gentlemen

Agreed upon procedures relating to the issuance of Residential Mortgage Backed Securities (“RMBS”) (the “Securitisation”)

We refer to the engagement letter dated [ ] June 2020 and attached terms of business (version ToB 02/20) under which we were engaged by Barclays, the Issuer, the Seller, the Arranger, the Lead Manager and the Other Managers (as defined in that engagement letter) to provide services. Together these form the agreement between us and the addressees of the engagement letter for the services. We enclose a copy of the engagement letter.

We understand that the Additional Managers wish to receive a copy of our final AUP Report dated [ ] 2020 prepared under the engagement letter.

We will release the AUP Report to the Additional Managers and accept a duty of care to the Managers on the following terms:

1.	The Additional Managers accept that:

1.1	Except as listed in paragraph 1.4 below, references to “you” in the engagement letter apply also to the Additional Managers;

1.2	Our aggregate liability to Barclays, the Issuer, the Seller and the Managers is strictly limited to the maximum amount set out in the engagement letter (and subject to its terms) as payable for all claims (including but not limited to negligence). That amount will be shared as agreed between Barclays, the Issuer, the Seller and the Managers and any other party to whom we have assumed a duty of care in respect of our services and any related work product (including but not limited to the AUP Report);

1.3	The AUP Report is confidential and no onward disclosure may be made except as set out in the engagement letter;

1.4	Provisions of the engagement letter relating to the following will not apply to the Additional Managers: (i) that you have engaged us to provide the services; (ii) the payment of our fees; and (iii) the provision of assistance and information.

1.5	Further:

(i)	the AUP Report was prepared following discussions with Barclays, the Issuer, the Seller, the Arranger and the Lead Manager, was solely for the purposes set out in the engagement letter and is subject to the scope and limitations stated in it. It is not appropriate for any other purpose;

(ii)	the AUP Report may place particular emphasis on issues relevant to Barclays, the Issuer, the Seller, the Arranger and the Lead Manager at the time the AUP Report was produced and may take into account their views and information provided by them;

(iii)	we will not update the AUP Report or notify the Additional Managers of any matters coming to our attention which affect any conclusions in the AUP Report; and

(iv)	it is the responsibility of the Additional Managers to determine whether it is appropriate to rely on the AUP Report, given the lapse of time since the date of the AUP Report and any events and circumstances which may have occurred or information which may have come to light subsequent to the date of the AUP Report.

Please confirm agreement to the contents of this letter by returning a signed copy of it to us. When received we will provide, or agree to the client providing you with a copy of the AUP Report.

Yours faithfully

Andrew Batty

For and on behalf of PricewaterhouseCoopers LLP Enc. engagement letter and attached terms

Confirmation of Agreement to Terms

I accept the terms of the agreement on behalf of [the Additional Manager]

Signed

Name

Position

Date

Terms of business

1	Introduction
2	Services
3	Your responsibilities
4	Fees
5	Confidentiality
6	Intellectual property rights
7	Data protection
8	Liability
9	PwC firms and contractors
10	Materials
11	Termination
12	Dispute resolution
13	General
14	Interpretation

1	Introduction

1.1	Terms – These terms apply to the services you have engaged us to provide under the attached engagement letter. If anything in the terms is inconsistent with the engagement letter, the terms take precedence, unless the engagement letter specifically amends any of them.

1.2	Commencement – The agreement will start on the earlier of (i) the date of the engagement letter; and (ii) the commencement of the services.

2	Services

2.1	Services – We will perform the services described in the engagement letter with reasonable skill and care. You confirm that the scope is sufficient for your purpose. The services (including deliverables) are provided solely for you for the purpose set out in the engagement letter or the relevant deliverable.

2.2	Deliverables – You may not disclose a deliverable or make the benefit of the services available to anyone else or refer to the contents of a deliverable or the findings of our work, except (i) as stated in the engagement letter, (ii) with our prior written consent on terms to be agreed, (iii) where required by law or regulation, or (iv) to your lawyers or group members as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.

2.3	Liability to you alone – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. You agree to reimburse us for any liability (including legal costs) that we incur in connection with any claim by anyone else in relation to the services.

2.4	Changes – Either we or you may request a changeto the services or the agreement. A change will be effective only when agreed in writing.

2.5	Extent of services – In performing the services, we will not (i) carry out an audit or other assurance engagement in accordance with applicable professional standards or (ii) attempt to detect or accept responsibility for detecting fraud or other wrongdoing.

2.6	Oral advice and draft deliverables – You may rely only on our final written deliverables and not on oral advice or draft deliverables. If you wish to rely on something we have said to you, please let us know so that we may prepare a written deliverable on which you can rely.

2.7	Deemed knowledge – In performing the services we will not be deemed to have information from other services.

3	Your responsibilities

3.1	Information – In order for us to advise you properly you will make sure that (i) any information we need is given to us by you, or anyone else working with or for you, and that all information given to us is (a) given promptly, (b) accurate and (c) complete; and (ii) any assumptions are appropriate. We will not verify any information given to us relating to the services.

3.2	Your obligations – Our performance depends on you performing your obligations under the agreement. We are not liable for any loss arising from you not fulfilling your obligations.

4	Fees

4.1	Payment for services – You agree to pay us for our services. Any estimate we may give you is not binding.

4.2	Basis of fees – Our fees may reflect not only time spent, but also such factors as complexity, urgency, inherent risks, use of techniques, know-how and research together with the level of skills and expertise required of the personnel needed to perform and review the services. Our fees may include any time spent travelling for the purpose of the services that cannot be used productively for other purposes.

4.3	Expenses – You will pay any reasonable expenses that we incur in connection with the services.

4.4	Taxes – You will also pay any taxes, including VAT, that are due in relation to our goods and services. You will pay us the full amount of any invoice, regardless of any deduction that you are required by law to make.

4.5	Invoices and payment – We may invoice you on a monthly basis. All invoices are payable 14 days after the date on the invoice. If you do not pay an invoice within 30 days of the date of the invoice, we may charge you interest at the rate set by law.

5	Confidentiality

5.1	Confidential information – We and you agree to use the other’s confidential information only in relation to the services, and not to disclose it, except where required by law or regulation or by a professional body of which we are a member. However, we may give confidential information (i) to other PwC firms and contractors as long as they are bound by confidentiality obligations, and (ii) to your advisers who are involved in this matter. We and other PwC firms may also use confidential information for any lawful business purpose as long as you or others cannot be identified. Nothing in the agreement will restrict your ability to disclose our advice concerning the tax (including social security) treatment or tax structure of any transaction, regardless of any confidentiality markings on any communications.

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5.2	Referring to you and the services – We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information.

5.3	Performing services for others – You agree that we may perform services for your competitors or other parties whose interests may conflict with yours, as long as we do not disclose your confidential information and we comply with our ethical obligations.

6	Intellectual property rights

We will own the intellectual property rights in the deliverables and any materials created under the agreement, and you will have a non-exclusive, non- transferable licence to use the deliverables for your own internal purposes.

7	Data protection

7.1	Compliance – You and we will comply with applicable data protection legislation in relation to any personal data shared with us under the agreement.

7.2	Provision of personal data – You will not provide us with personal data unless the agreement requires the use of it or we request it from you. In respect of any personal data shared with us, we assume you have necessary authority for us to use and transfer it in accordance with the agreement, and that data subjects have been given necessary information regarding its use.

7.3	Data processing – Where we act as a controller, we may process personal data for the purposes of any of:

(i)  providing the services; (ii) administering, managing and developing our business and services; (iii) security, quality and risk management activities; (iv) providing you with information about us and our range of services; and (v) complying with any requirement of law, regulation or a professional body of which we are a member. Full details of how we use personal data can be found in our privacy statement at https://www.pwc.co.uk/who-we-are/privacy- statement.html.

7.4	Data transfers – We may transfer personal data shared with us to other PwC firms and contractors in relation to any of the purposes set out in clause 7. Some of these recipients may be located outside the European Union. We will carry out such transfers only where we have a lawful basis to do so, including to a recipient who is: (i) in a country which provides an adequate level of protection for personal data; or (ii) under an agreement which covers the EU requirements for the transfer of personal data to processors outside the EU.

7.5	Data processing service – where we act as processor in relation to your personal data, we will: (i) process it only on your lawful written instructions; (ii) implement appropriate measures designed to ensure its security, including by imposing confidentiality obligations on relevant personnel; (iii) transfer it only to sub-processors (as set out in our privacy statement) under a written contract which imposes obligations consistent with those in this clause 7.5 and you authorise us to transfer your personal data to them;

(iv) provide you with reasonable assistance in carrying out any legally required data protection impact assessments, complying with the rights of data subjects and complying with your own data security obligations under applicable data protection legislation; (v) notify you without undue delay after becoming aware of a breach in respect of it; (vi) subject to clause 10.1, on your request either return or destroy it when the agreement ends; and (vii) on your written request, provide you with reasonable information necessary to demonstrate our compliance with this clause 7.5, which may include any available third party security audit reports.

8	Liability

8.1	Specific types of loss – You agree that we will not be liable for (i) loss or corruption of data from your systems, (ii) loss of profit, goodwill, business opportunity, anticipated savings or benefits or (iii) indirect or consequential loss.

8.2	Our liability – You agree that our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater.

8.3	Sharing of limit – Where we agree in writing to accept liability to more than one party, the limit on our liability in clause 8.2 will be shared between them, and it is up to those parties how they share it.

8.4	Unlimited liability – Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or (iii) anything else that cannot by law be limited.

8.5	Proportionality – If we are liable to you under the agreement, and another person would be liable to you in respect of the same loss (save for your contractual arrangements with them), then (i) the compensation payable by us to you in respect of that loss will be reduced; (ii) the reduction will take into account the extent of the responsibility of that other person for the loss; and (iii) in determining the extent of the responsibility of that other person for the loss, no account will be taken of (a) any limit or exclusion placed on the amount that person will pay or (b) any shortfall in recovery from that person (for whatever reason).

9	PwC firms and contractors

9.1	PwC firms and contractors – We may use other PwC firms (each of which is a separate and independent legal entity) or contractors to provide the services. We remain solely responsible for theservices.

9.2	Restriction on claims – You agree not to bring any claim (including one in negligence) against another PwC firm , our contractors, or any individual in connection with the agreement. You will ensure that no group member, including your subsidiaries, associated companies and any holding company (unless a party to the agreement), both while they are a group member and thereafter, brings any claim against any PwC firm, our contractors, or any individual, in connection with the agreement.

10	Materials

10.1	Policy – We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf. You are solely responsible for retaining any records you need.

10.2	Release – We do not release materials which belong to us (including our working papers and technology tools) unless otherwise agreed in writing. We may require a release letter from the recipient as a condition of disclosure.

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10.3	Technology – Any technology tools (and their contents and outputs) that we share, unless otherwise agreed in writing: (i) remain our property, (ii) are not deliverables and may only be used at your own risk, and (iii) may not be provided to anyone else.

11	Termination

11.1	Immediate notice – Either we or you may end the agreement immediately by giving written notice to the other if (i) the other materially breaches it and does not remedy the breach within 14 days, (ii) the other is or appears likely to be unable to pay its debts or becomes insolvent or (iii) the performance of it (including the application of any fee arrangements) may breach a legal or regulatory requirement. Where we provide you with SRA regulated legal services as set out in clause 13.6 you may end the agreement immediately by giving us written notice.

11.2	30 days’ notice – Either we or you may end the agreement on 30 days’ written notice.

11.3	Fees payable on termination – You agree to pay us for all services we perform up to the date of termination. Where there is a fixed fee for services, you agree to pay us for the services that we have performed on the basis of the time spent at our then current hourly rates, up to the amount of the fixed fee. Any contingent element of the fees will remain payable in accordance with the engagement letter. If a contingent fee cannot be paid for regulatory reasons, you agree to pay for the work carried out under the contingent fee arrangement on the basis of time spent, unless alternative arrangements have been agreed.

12	Dispute resolution

12.1	Mediation – If a dispute arises, the parties will attempt to resolve it by discussion, negotiation and mediation before a claim is brought.

12.2	Law and jurisdiction – The agreement and any dispute arising from it, whether contractual or non-contractual, will be governed by English law and be subject to the exclusive jurisdiction of the English courts.

12.3	Limitation period – Any claims must be brought no later than 2 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 4 years after any alleged breach.

13	General

13.1	Matters beyond reasonable control – No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control.

13.2	Entire agreement – The agreement forms the entire agreement between the parties in relation to the services. It replaces any earlier agreements, representations or discussions. Subject to clause 8.4, no party is liable to any other party (whether for negligence or otherwise) for a representation that is not in the agreement.

13.3	Your actions – Where you consist of more than one party, an act or omission of one party will be regarded as an act or omission of all.

13.4	Assignment – No party may transfer or deal with their rights or obligations under the agreement without prior written consent, but we may novate the agreement to a transferee of all or part of our business. This novation will take effect on written notice from us so that (i) the transferee will be substituted for us with effect from the date specified in the notice and we will no longer have any rights and obligations under the agreement except in respect of work performed prior to that date and (ii) the combined aggregated liability of us and the transferee will not exceed the limit of our liability before the novation took place. We may also transfer or deal with our rights in any unpaid invoice without notice.

13.5	Rights of third parties – Except as set out in clause 9.2, a person who is not a party to the agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (as may be amended) to enforce any term of the agreement. The PwC firms and individuals referred to in those clauses may enforce them in their own right. Their consent is not required to vary or rescind the agreement.

13.6	Regulated legal services – Unless otherwise stated in the engagement letter the services are not regulated by the Solicitors Regulation Authority (SRA). Where we do provide SRA regulated legal services these are conducted in accordance with the SRA Standards and Regulations.

13.7	Quality of service – If you are not satisfied with the services, or have suggestions for improvement, please contact either your engagement leader or Margaret Cole, the executive board member responsible for quality, who is located at our registered office. We will look carefully and promptly at any complaint. You may also contact the Institute of Chartered Accountants in England and Wales. In the case of SRA regulated legal services or the conduct of authorised lawyers, you may be able to ask the Legal Ombudsman to consider the complaint. Further details of our complaints procedure are available on request or at http://www.pwc.co.uk/who-we-are/provision-of-services.html.

13.8	Survival – Any clause that is meant to continue to apply after termination of the agreement will do so including, but not limited to, 2.3, 2.4, 2.6, 2.7, 4, 5, 6, 7, 8, 9, 11.3, 12, 13 and 14.

14	Interpretation

In the agreement the following words and expressions have the meanings given to them below:

contractors – any third party entity or individual engaged by a PwC firm

PwC firm – any entity or partnership within the worldwide network of PricewaterhouseCoopers firms and entities services – the services set out in the engagement letter

the agreement – these terms and the engagement letter to which they relate (including any schedules)

we, us or our – refers to PricewaterhouseCoopers LLP, a limited liability partnership incorporated in England (number OC303525) whose registered office is at 1 Embankment Place, London WC2N 6RH you, your – the party or parties to the agreement (excluding us)

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